UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2014

 PERICOM SEMICONDUCTOR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-27026	77-0254621
(Commission File Number)	(I.R.S. Employer Identification No.)

1545 Barber Lane, Milpitas, California 95035

(Address of Principal Executive Offices) (Zip Code)

(408) 232-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 29, 2014, Pericom Semiconductor Corporation issued a press release announcing earnings for the fiscal third quarter 2014 which ended March 29, 2014. A copy of the press release and presentation slides which will be discussed in Pericom’s webcast earnings call are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information in this current report on Form 8-K (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description

99.1	Press Release issued by Pericom Semiconductor Corporation entitled “Pericom Semiconductor Reports Fiscal Third Quarter 2014 Financial Results” dated April 29, 2014

99.2	Earnings Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION

By:	/s/ Kevin S. Bauer
Kevin S. Bauer
Chief Financial Officer

Date: April 29, 2014